Supplement to the
Fidelity® Short-Term Bond Fund
November 20, 2007
Prospectus

The following information supplements the biographical information for Andrew Dudley found in the "Fund Management" section on page 23.

Effective February 21, 2008, the fund's co-manager, Andrew Dudley, is on a leave of absence from Fidelity Investments.

STP-08-01 March 12, 2008
1.790645.108